Exhibit 99.1
Dedicated to helping people reach their health and wellness goals through science-based solutions to oxidative stress science-based solutions to oxidative stress science-based solutions to oxidative stress science-based solutions to oxidative stress

The issues addressed in this presentation may involve forward-looking statements which are subject to a number of risks and uncertainties. Actual results may differ materially. Please refer to our Annual Report and to our other SEC filings for more information about risks and uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ. uncertainties that could cause actual results to differ.

We are: A science-based health and nutrition company Committed to developing innovative products based on scientific evidence Our product: Patent-pending Protandim(r) strengthens natural antioxidant defenses to reduce the cell damage known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress known as oxidative stress

Public in October 2004, LFLT.OB Protandim(r) shipment begins March 2005 Protandim(r) featured on ABC Primetime Live June 2005 Human clinical trial study published January 2006 Additional product expansion opportunities Leading antioxidant research scientists Internationally renowned scientific advisors Experienced management team www.protandim.com www.lifelinetherapeutics.com Corporate Overview

Estimated $3.6 billion underserved market Science-based Unique position in the health & wellness supplement market sector Market moving to evidence-based Clinically supported Additional product expansion opportunities The Opportunity

U. S. Market Opportunity -- 2006 estimate Growing at 10% annually Source: Data Monitor November 2004 No Clinical Evidence Clinical Evidence $3.6 Billion segment $30 Billion Market

Oxidative stress is associated with over 200 diseases, as presented in over a thousand peer-reviewed, published, scientific papers Examples of areas where oxidative stress appears to play a role, based on these papers, include: Heart disease Diabetes Cancer The Problem

Oxidative stress (cell damage) occurs when oxidative balance is upset by increased production of oxidants, or by decreased availability of antioxidants Humans produce three antioxidant enzymes naturally: superoxide dismutase (SOD), catalase (CAT), and glutathione peroxidase Humans produce about 0.3 mole of superoxide (free radicals) daily As people age, the body's natural production of SOD and CAT enzymes cannot keep up with increasing levels of free radicals The Problem Overview of Oxidative Stress

Consumable antioxidants (e.g., vitamins C and E) neutralize oxidants on a one-to-one relationship One gram of vitamin C per day can neutralize about 0.01 mole of superoxide per day An amount only 1/30th of the body's daily production This assumes full absorption and complete reaction prior to excretion Yesterday's Solution

Protandim(r) - patent-pending formula Specifically formulated to strengthen the body's natural defenses against oxidative stress Delivers powerful antioxidant benefits in a whole new way Activates two key antioxidant enzymes - SOD and CAT - the body's own defense system against free radicals Delivers benefits on a one-to-a-million relationship Our Solution

The Scientific Evidence Free Radical Biology & Medicine (Jan. 15, 2006)

TBARS are a key measure of oxidative stress TBARS are considered "the canary in the coal mine" After 30 days, 40% average reduction of TBARS After 120 days, increase in average antioxidant enzyme levels SOD +30% CAT +54% Protandim(r) Study Results

Causing modest induction of SOD and CAT to decrease oxidative stress and lipid peroxidation in vivo may be a much more effective approach than conventional antioxidant supplements. Protandim(r) Study Conclusions

Increases the body's natural defense against oxidative stress by more than 30% Eliminates age related increase in oxidative stress Fights cellular aging from the inside out One caplet daily produces results within 30 days One caplet daily to maintain results Protandim(r) is the only product that has been scientifically shown to elevate the levels of the crucial antioxidant enzymes SOD (by 30%) and CAT (by 54%) in a human clinical trial (published, peer-reviewed) Protandim(r)

Science-based Market moving to evidence-based Clinically supported Premium product Science allows for premium pricing Protandim(r) Positioning

Aggressively working to obtain and protect Covers any combination of the identified botanical extracts Covers end outcome: induction of SOD and CAT and reduction of lipid peroxides Protandim(r) Patent-Pending

Produce clinically tested products Protandim(r) product line expansion New products Based on science Science allows premium pricing "Partnership in Wellness" marketing campaign in development Partnering with leading companies to spread health and wellness message "Women's Initiative" Clinical lab testing for TBARS Corporate Strategy

eCommerce Protandim(r) $49.95 retail 3-day DSO Autoship repeat customers Retail GNC Pursuing other potential partners Chain drug stores Health food stores Science allows partners to charge a premium Licensing + OEM + Partners Domestic and international Corporate Strategy Distribution Model

Featured on ABC's Primetime Live June 2005 Consumer advertising Print and eCommerce - example targets include Wall Street Journal USA Today Prevention Newsweek New York Times Yoga Journal L. A. Times Delicious Living I Village Chicago Sun Times Women's Health Alternative Medicine Dallas Morning News Palm Beach Post Men's Fitness Chicago Tribune Newsday Men's Health Minneapolis Star Tribune Denver Post Advocate Houston Chronicle Seattle Times San Francisco Chronicle Better Homes and Gardens AARP More Ladies' Home Journal Fitness Rocky Mountain News Value Click Network Atlanta Journal Constitution San Diego - North County Times Corporate Strategy Product Promotions

Consumer advertising Radio National, regional Premiere Radio Networks Westwood One Networks TV Direct sales Direct response television Scandown supported Co-op supported Off-shelf display solutions Spokesperson(s) Co-branding promotion Corporate Strategy Product Promotions

Virtual company - low overhead Most costs variable eCommerce model provides strong cash flow Deferred revenue model approaching $1 million Exceptional Gross Margin On-demand production Financial Model

Financial Summary June 30 Fiscal Year End

Balance Sheet

Joe M. McCord, Ph.D. Co-discoverer of SOD in 1969 Honorary President of the International Society of Antioxidants in Nutrition and Health (ISANH) Recipient of the prestigious Elliott Cresson Medal of the Franklin Institute Professor of Medicine at University of Colorado at Denver and Health Sciences Center (UCDHSC) Director of Science, Lifeline Therapeutics Board of Directors, Lifeline Therapeutics Sally K. Nelson, Ph.D. Assoc. Clinical Professor of Medicine, UCDHSC Lead researcher on Protandim(r) study Science Coordinator, Lifeline Therapeutics The Scientists

The Scientific Advisory Board

Larry Gold, PhD

- Founder, CEO, Chairman of the Board, and Chief Science Officer of SomaLogic, a leading clinical proteomics company
- Founded NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc. In 1999, NeXstar merged with Gilead Sciences, Inc.
- Founded Synergen, Inc., a biotechnology company acquired by Amgen, Inc.
- Professor, University of Colorado (CU) since 1970, where he served as Chairman of Molecular, Cellular and Developmental Biology Department from 1988 to 1992
- Awarded the CU Distinguished Lectureship Award, the National Institutes of Health Merit Award, the Career development Award, and the Chiron Prize for Biotechnology

Sean O'Connell, PhD

- Chief Medical Officer for Cascade Medical Enterprises, LLC.
- Assistant Professor, Department of Surgery, Division of Vascular Surgery at Englewood Hospital and Medical Center, a Mount Sinai School of Medicine Affiliated Hospital in Englewood, New Jersey
- Medical Marketing Director for Novartis Pharmaceuticals Corporation, East Hanover, New Jersey
- Medical Director for Sandoz Pharmaceuticals

March 06 Lifeline Therapeutics, Inc. LFLT.OB 25

Stephen K. Onody, CEO 28 years of experience in healthcare companies Chairman and CEO, Colorado MEDTech, Inc. (NASDAQ: CMED) Vital Signs, Microphage, Boston Scientific Recipient of entrepreneurial and leadership awards Gerald J. Houston, CFO Founder and CFO, OpVista, Inc. ROLM, IBM, Measurex, KPMG Strategic Services The Management

Javier Baz, Chairman Private Investor, former investment banker Dr. James Crapo Former Chairman of Medicine, National Jewish Medical and Research Center James J. Krejci Exec. Director, Epilepsy Foundation of Colorado Bill Lister Ret. Senior VP and General Manager Patient Care, Roche Diagnostics Corporation Dr. Joe McCord Director of Science, Lifeline Steven K. Onody CEO, Lifeline H. Leigh Severance President, Severance Capital Management John B. Van Heuvelen Ret. President and COO, Morgan Stanley Trust Company The Board of Directors

The Future Grow Protandim(r): eCommerce + Retail Licensing + OEM International Distribution "Partnership in Wellness" Additional Products: Science-based